Other Current Assets, Net - Schedule of Other Current Assets (Details) - USD ($) $ in Thousands		Dec. 31, 2025		Dec. 31, 2024		Dec. 31, 2023
Other Current Assets, Net [Abstract]
Other receivables due from third parties	[1]	$ 4,781		$ 6,214
Deposits due from third parties	[2]	5,762		5,506
Others		62		90
Other current assets, gross		10,605		11,810
Less: Allowance for credit losses		(1,247)	[3]	(100)	[3]	$ (9,926)
Other current assets, net		$ 9,358		$ 11,710

[1]

As of December 31, 2025, other receivables due from third parties primarily comprised: (i) Bitcoins transferred to a third party in pursuit of a premium sale opportunity; (ii) receivables arising from payments made on behalf of others; and (iii) borrowings extended to certain third parties. These balances were unsecured and were expected to be settled in the near term.

Among the balance of other receivables due from third parties as of December 31, 2024, $4.1 million was secured by collateral digital assets which was recorded in “Obligation to Return Collateral Digital Assets” and was fully settled prior to the end of 2025.

[2]	The balance of deposits due from third parties primarily represented the deposits paid to the owner or operator of mining facilities and to the power suppliers, which will be received upon termination of the service agreements.
[3]	The credit loss expense recognized in 2025 is primarily for a potentially uncollectable deposit paid to the operator of a mining facility.